UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2019

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

SEMI-ANNUAL REPORT

JUNE 30, 2019

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Beginning in February 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Mairs & Power Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Mairs & Power Funds or from your Financial Intermediary. Instead, the reports will be made available on the Mairs & Power Funds' website, and you will be notified each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically for the Mairs & Power Funds, you will not be affected by this change and you need not take any action.

Mairs & Power Funds Direct Shareholders

You may elect to receive shareholder reports and other communications electronically or in paper from the Mairs & Power Funds by electing one of the following options:

1.  Receive Fund Communication by Email: Contact Shareholder Services at (800) 304-7404 or consent through the direct shareholder portal online at www.mairsandpower.com. You may also elect to receive account statements, tax forms and confirmations through this means.

2.  Receive Fund Communication by Mail: Contact Shareholder Services at (800) 304-7404.
You may elect to continue receiving paper copies of the shareholder reports and other communication, free of charge, by contacting Shareholder Servicing at (800) 304-7404.

Mairs & Power Fund Shareholder through a Financial Intermediary (such as broker-dealer or bank)

Contact your Financial Intermediary to make your election. Your election will apply to all Mairs & Power Funds held through your Financial Intermediary.

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

June 30, 2019

As it entered its eleventh year, the longest bull market in history found its attention drawn overseas. Worries over economic growth and trade have increased investors' nervousness and added a dose of volatility. Tariff hikes and deteriorating global trade relations have turned a "trade tiff" into a troubling source of uncertainty for companies with international exposure. In addition, there was a notable deceleration in global economic growth from the first to the second quarter.

The S&P 500 Total Return (TR) Index rose 4.30% for the second quarter and 18.54% year-to-date. This despite a 6.35% decline in May. Talk about volatility! The Dow Jones Industrial Average TR Index was up 3.21% and 15.40% and the Bloomberg Barclays U.S. Government/Credit Bond Index returned 3.53% and 6.90% for the second quarter and first six months respectively.

Unlike last year when the Information Technology (IT) sector pulled the rest of the market along, all sectors have posted gains year-to-date. The Health Care and the Energy sectors have been the weakest so far, with Energy stocks losing ground in the second quarter.

Outlook

After solid gains in the first half, we expect a choppy second half, therefore our outlook for 2019 remains cautious.

On the positive side, mortgage rates have recently fallen below 4% from more than 5% plus last fall, causing housing starts to rebound a bit off two-year lows. Lenders are responding to expectations that the Federal Reserve (FED) will cut the Federal Funds Rate by 25 to 75 basis points, which could bring it back around 2% by the end of 2019. Citing increased economic uncertainty and muted inflation following the FED's June meeting, Board Chairman Powell suggested that interest rate cuts will be used, if necessary, to sustain the current economic expansion. After having seen nine interest rate hikes since 2015, the market now expects that FED easing will keep the current bull market going.

On the "worry" side of the ledger, economic indicators continued to soften in the quarter. The (ISM Institute of Supply Management) Manufacturing Index, which measures manufacturing output nationwide, is approaching a neutral 50%, indicating little, if any, growth in the manufacturing economy. In addition, the New York Empire State Manufacturing Index, a widely watched index for insights on the state and direction of manufacturing in the key New York State region, recorded its largest decline ever in a single month, plunging 26 points to -8.6, the first negative reading in more than two years. Capital spending started to fall in the second quarter as companies delayed investment in new capacity, concerned about uncertainty in the trade arena. Cautiousness has also affected the outlook for corporate earnings, where growth estimates continue to fall, particularly among large multinationals exposed to international markets. The most recent outlook pegs corporate earnings growth at 3% for the full year 2019, down from recent estimates of 5% – 7% and off substantially from the tax cut-driven 23% growth recorded in 2018. Hiring may be affected as well. The economy added only 75,000 jobs in May, well below expectations, before bouncing back in June, with 224,000 new jobs. Adding to investor concerns, the tax cut-fueled budget deficit is ballooning and the Congressional Budget Office (CBO) is now projecting it to reach $896 billion for 2019, on a pace to top $1 trillion in the next year or two.

Some market forecasters believe the trade tensions are making a deteriorating global economy even worse, potentially tipping us into a global recession. Others observe that the world's major economies were already cooling before the trade battles began. Whatever the causes, we are seeing real impacts in the global economy. Imports into China from the U.S., Japan and Korea fell in May, with the largest drop of 27% in imports from the U.S. Europe's economic growth is slowing as well amid uncertainty regarding Britain's exiting the European Union.

Valuations, while down from recent highs, remain toward the high end of their historic trading range and above the ten-year average, meaning the market remains slightly expensive. However, given low interest rates,

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

we view valuations as reasonable at this time. Small Cap stocks, which usually trade at a premium to large caps, are currently at a 5% discount, presenting opportunities for Small Cap investors.

While the equity markets are sending mixed signals, the bond markets are flashing yellow warning lights. The inverted Treasury yield curve, where short term rates are higher than long term rates, has persisted for more than 90 days. An inverted yield curve is commonly associated with economic slowdowns or even recessions.

Past Performance is not a guarantee of future results.

Treasury Yield Curve compares the yields of short-term Treasury bills with long-term Treasury notes and bonds.

Basis Point is a unit of measure for interest rates and other percentages in finance. One basis point is equal to one hundredth of one percent.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  June 30, 2019

The Mairs & Power Growth Fund gained 2.74% in the second quarter and 16.17% for the first six months of 2019. The S&P 500 Total Return (TR) benchmark gained 4.30% and 18.54% over the same periods while the Lipper Multi Cap Core Funds Index of peers gained 3.62% and 18.16%.

The single largest factor contributing to relative underperformance for both the second quarter and first half of the year was the decline in 3M Co (MMM) stock, one of the largest holdings in the Fund. The global industrial company's shares are off more than 20% from their 52-week high. Management cited weakness in the automotive sector, consumer electronics and the Chinese market. Investor concerns over rising environmental liability and the price paid for a recent acquisition put additional selling pressure on the stock through the second quarter. 3M's seasoned management team has a track record of successfully navigating business challenges such as these and the company remains a core position in the Fund.

Ecolab (ECL) is another long-term holding of the Fund and one of its largest positions as well. After a stellar 2018, the stock has continued to climb higher this year, up more than 30% in the first six months. In our opinion, Ecolab has one of the strongest durable competitive advantages in our stock universe, and we remain impressed with the management team. Earlier this year, management announced that the company would spin off its upstream energy business, a highly cyclical business dependent largely upon the price of oil, and the market welcomed the news. That said, valuation has become stretched, and we have been trimming back our position.

We remain positive on the Health Care sector long-term although the sector stumbled in the second quarter, partly in reaction to news that some presidential candidates are calling for expansion of Medicare. This hurt most, but not all, names in the sector. UnitedHealth Group (UNH), the largest private health insurance provider, was particularly hard hit, presenting an opportunity to add to our position. Two other names in the sector deserve mention as well. BioTechne Corp (TECH), a company we have discussed in the past, has been the top contributor to performance year-to-date.

  MAIRS & POWER GROWTH FUND (MPGFX)

Top Relative Performers

Second Quarter (3/31/19 – 6/30/19)		Year To Date (12/31/18 – 6/30/19)
Walt Disney Company	21.46%	Bio-Techne Corporation	26.00%
Qualcomm Incorporated	30.32%	Ecolab Inc.	16.13%
Ecolab Inc.	7.80%	Honeywell International Inc.	14.97%
Microsoft Corporation	9.69%	Microsoft Corporation	14.40%
Principal Financial Group, Inc.	12.31%	Principal Financial Group, Inc.	15.36%

Weak Relative Performers

Second Quarter (3/31/19 – 6/30/19)		Year To Date (12/31/18 – 6/30/19)
3M Company	-20.15%	3M Company	-26.13%
Alphabet Inc. Class C	-12.18%	Hormel Foods Corp.	-22.60%
Hormel Foods Corp.	-13.27%	Alphabet Inc. Class C	-14.17%
Zimmer Biomet Holdings, Inc.	-11.91%	UnitedHealth Group Incorporated	-19.79%
Toro Company	-6.80%	Medtronic Plc	-10.89%

Performance shown is relative to the S&P 500 TR Index as of June 30, 2019. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

A new name in the sector, Elanco Animal Health Inc (ELAN), recently appeared in the Fund as the result of its spin-off from Eli Lilly and Co (LLY). It holds a strong market position with a diverse product portfolio across both production animals (cattle, pigs, etc.) and pets, giving the company an attractive durable competitive advantage. In addition, the animal health and veterinary medicine market enjoys greater pricing power and less competition than in the pharmaceutical market for humans. With the spin-off, management has the opportunity to improve margins as a smaller standalone company. As a result, we expect strong earnings growth. We also expect to add to our Elanco position over time.

NVIDIA Corporation (NVDA) is another interesting new name we added in the second quarter after watching the California tech company for some time. They are the market leader in video cards (graphic processor units in industry jargon) for home PCs and their products are also used in technical computing environments for machine learning and artificial intelligence applications such as autonomous vehicles and in the mining of crypto currencies. The company has established a durable competitive advantage with a strong market position built on solid technology and we like the opportunity longer term. The stock ran up a year and a half ago when glowing headlines about Bitcoin and other emerging crypto currencies generated investor excitement. When the bubble burst this year, NVIDIA's price was cut in half, giving us our opportunity to take a position.

We sold much of our position in Wisconsin-based Bemis Company (BMS), a long-standing portfolio holding, when Australian competitor, Amcor PLC (AMCR), announced it was acquiring the consumer packaging company. Supercomputer maker Cray Inc. (CRAY) was eliminated from the portfolio as it is being acquired by Hewlett Packard Enterprise Co (HPE). We also eliminated Snap-on Inc (SNA) in the quarter, finding more attractive opportunities elsewhere.

Andrew R. Adams Lead Manager	Mark L. Henneman Co-Manager	Peter J. Johnson Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2019

Ten years of investment performance (through June 30, 2019)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2019

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	13.69%	8.49%	14.04%	9.20%
S&P 500 Total Return Index(1)	10.42%	10.71%	14.70%	5.90%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  June 30, 2019

Portfolio Managers

Andrew R. Adams, CFA, lead manager since
April 1, 2019, co-manager from January 1, 2015
to April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

Mark L. Henneman, CFA, co-manager since April 1, 2019 and from January 1, 2006 through June 30, 2013, lead manager from July 1, 2013 to April 1, 2019, University of Minnesota, MBA Finance 1990

Peter J. Johnson, CFA, co-manager since April 1, 2019, University of Wisconsin-Madison, MBA 2010

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$122.92
Expense Ratio	0.65%[1]
Portfolio Turnover Rate (1/1/19 to 6/30/19, not annualized)	6.78%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Alphabet Inc	4.8%
US Bancorp/MN	4.8
Ecolab Inc	4.4
3M Co	4.1
Medtronic PLC	4.0
Johnson & Johnson	3.7
Walt Disney Co/The	3.5
Microsoft Corp	3.4
Donaldson Co Inc	3.3
Hormel Foods Corp	3.1

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.4%
Industrials	24.3%
Health Care	23.0
Information Technology	14.4
Financials	12.8
Communication Services	8.3
Materials	6.6
Consumer Staples	4.5
Real Estate	1.9
Energy	1.5
Consumer Discretionary	1.1
Short-term Investments 1.6%[4]	1.6
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2019.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2019

Shares	Security Description	Fair Value
	COMMON STOCKS 98.4%
	COMMUNICATION SERVICES 8.3%
195,900	Alphabet Inc (a)	$211,750,269
1,088,600	Walt Disney Co/The	152,012,104
		363,762,373
	CONSUMER DISCRETIONARY 1.1%
242,100	Gentherm Inc (a)	10,127,043
80,000	Home Depot Inc/The	16,637,600
271,600	Target Corp	23,523,276
		50,287,919
	CONSUMER STAPLES 4.5%
1,180,000	General Mills Inc	61,973,600
3,390,000	Hormel Foods Corp	137,430,600
		199,404,200
	ENERGY 1.5%
275,000	Core Laboratories NV (b)	14,377,000
1,315,000	Schlumberger Ltd (b)	52,258,100
		66,635,100
	FINANCIALS 12.8%
770,000	American Express Co	95,048,800
1,170,000	Associated Banc-Corp	24,733,800
751,300	Charles Schwab Corp/The	30,194,747
1,250,000	Great Western Bancorp Inc	44,650,000
1,720,000	Principal Financial Group Inc	99,622,400
4,025,000	US Bancorp/MN	210,910,000
1,200,000	Wells Fargo & Co	56,784,000
		561,943,747
	HEALTH CARE 23.0%
1,230,600	Abbott Laboratories	103,493,460
225,000	Baxter International Inc	18,427,500
617,500	Bio-Techne Corp	128,742,575
155,527	Elanco Animal Health Inc (a)	5,256,813
219,031	Eli Lilly & Co	24,266,444
1,180,000	Johnson & Johnson	164,350,400
1,815,000	Medtronic PLC (e)	176,762,850
1,460,000	Pfizer Inc	63,247,200
3,650,000	Roche Holding AG (d)	128,115,000
486,500	UnitedHealth Group Inc	118,710,865
690,000	Zimmer Holdings Inc	81,240,600
		1,012,613,707

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS 24.3%
1,030,900	3M Co	$178,696,206
1,169,600	CH Robinson Worldwide Inc	98,655,760
2,880,000	Donaldson Co Inc	146,476,800
3,220,000	Fastenal Co	104,939,800
345,000	Generac Holdings Inc (a)	23,946,450
2,640,000	Graco Inc	132,475,200
568,300	Honeywell International Inc	99,219,497
1,496,066	nVent Electric PLC (b)	37,087,476
740,000	Pentair (b)	27,528,000
108,000	Proto Labs Inc (a)	12,530,160
839,575	Tennant Co	51,381,990
1,760,000	Toro Co/The	117,744,000
385,000	United Parcel Service Inc, Class B	39,758,950
		1,070,440,289
	INFORMATION TECHNOLOGY 14.4%
376,500	Badger Meter Inc	22,473,285
1,340,000	Corning Inc	44,528,200
257,825	Digi International Inc (a)	3,269,221
1,375,000	Fiserv Inc (a)	125,345,000
274,000	Littelfuse Inc	48,473,340
1,105,000	Microsoft Corp	148,025,800
215,000	Motorola Solutions Inc	35,846,950
220,000	NVE Corp	15,318,600
290,000	NVIDIA Corp	47,626,700
875,000	QUALCOMM Inc	66,561,250
451,000	Visa Inc	78,271,050
		635,739,396
	MATERIALS 6.6%
986,240	Amcor PLC (a) (b)	11,331,898
971,900	Ecolab Inc	191,891,936
1,670,000	HB Fuller Co	77,488,000
25,000	Sherwin-Williams Co/The	11,457,250
		292,169,084
	REAL ESTATE 1.9%
708,400	CoreSite Realty Corp	81,586,428
	TOTAL COMMON STOCKS (cost $2,336,586,912)	$4,334,582,243

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 1.4%
59,756,310	First American Government Obligations Fund, Class Z, 2.31% (c) (cost $59,756,310)	$59,756,310
	TOTAL INVESTMENTS 99.8% (cost $2,396,343,222)	$4,394,338,553
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	9,052,639
	TOTAL NET ASSETS 100.0%	$4,403,391,192

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2019, these securities represented $142,582,474 or 3.2% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2019.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  June 30, 2019

The Balanced Fund finished the quarter up 3.20% compared with its benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg Barclays U.S. Government/Credit Bond Index) which gained 4.14%. Six months year-to-date, the Fund is up 12.32% and the benchmark is up 13.97%.

The single largest factor contributing to relative underperformance for both the second quarter and first half of the year was the decline in 3M Co (MMM) stock, one of the largest holdings in the Fund. The global industrial company's shares are off more than 20% from their 52-week high. Management cited weakness in the automotive sector, consumer electronics and the Chinese market. Investor concerns over rising environmental liability and the price paid for a recent acquisition put additional selling pressure on the stock through the second quarter. 3M's seasoned management team has a track record of successfully navigating business challenges such as these and the company remains a core position in the Fund. In addition, our underweight position in the Information Technology (IT) sector and our overweight position in the Health Care sector were also factors in relative underperformance year-to-date.

We remain positive on the Health Care sector long-term although the sector stumbled in the second quarter, partly in reaction to news that some presidential candidates are calling for expansion of Medicare. This hurt most, but not all, names in the sector. Two names in the sector deserve mention. BioTechne Corp (TECH), a company we have discussed in the past, has been the top contributor to performance year-to-date. A new name in the sector, Elanco Animal Health Inc (ELAN), recently appeared in the Fund as the result of its spin-off from Eli Lilly and Co (LLY). It holds a strong market position with a diverse product portfolio across both production animals (cattle, pigs, etc.) and pets, giving the company an attractive durable competitive advantage. In addition, the animal health and veterinary medicine market enjoys greater pricing power and less competition than in the pharmaceutical market for humans. With the spin-off, management has the opportunity to improve margins as a smaller standalone company. As a result, we expect strong earnings growth. We also expect to add to our Elanco position over time.

  MAIRS & POWER BALANCED FUND (MAPOX)

Top Relative Performers

Second Quarter (3/31/19 – 6/30/19)		Year To Date (12/31/18 – 6/30/19)
Walt Disney Company	21.46%	Ecolab, Inc.	16.13%
Qualcomm Incorporated	30.32%	Honeywell International Inc.	14.97%
Principal Financial Group, Inc.	12.31%	Principal Financial Group, Inc.	15.36%
Ecolab, Inc.	7.80%	Microsoft Corporation	14.40%
Microsoft Corporation	9.69%	American Express Company	11.96%

Weak Relative Performers

Second Quarter (3/31/19 – 6/30/19)		Year To Date (12/31/18 – 6/30/19)
3M Company	-20.15%	3M Company	-26.13%
Alphabet Inc.	-12.18%	Hormel Foods Corporation	-22.60%
Eli Lilly and Company	-18.45%	Alphabet Inc.	-14.17%
Hormel Foods Corporation	-13.27%	Eli Lilly and Company	-21.76%
United Parcel Service, Inc. Class B	-10.99%	UnitedHealth Group Inc.	-19.79%

Performance shown is relative to the S&P 500 TR Index as of June 30, 2019. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

We also added Sherwin-Williams Co (SHW) to the Fund early in the year. The company had acquired a long-time holding, Valspar (VAL), a couple of years ago, so we were already familiar with the strengths and weaknesses of participants in the paints and coatings market. We recognize that the acquisition has strengthened the combined company's durable competitive advantage in both in the U.S. and internationally.

In other changes of note, we eliminated our position in Wisconsin-based Bemis Company (BMS), a long-standing portfolio holding, when Australian competitor, Amcor PLC (AMCR), acquired the consumer packaging company in Q2. We also eliminated Garrett Motion Inc. (GTX) and Resideo Technologies Inc (REZI) from the portfolio. We received both names as spinoffs from the global industrial supplier, Honeywell International Inc. (HON). We evaluated both companies and determined that neither their growth prospects nor their competitive positions were attractive.

Performance on the fixed income side of the portfolio was very strong in the first half of the year. The benchmark Bloomberg Barclays U.S. Government/Credit Index was up 6.90% in the first half of the year with Corporate Bonds up over 9.00% and Treasuries up more than 5.00% over the same period. The bond markets, like the equity markets, switched to rally mode in January as the Federal Reserve changed its posture from one of tightening in 2018 to one of easing this year, signaling lower interest rates going forward. As a result, the 10-year Treasury rate dropped to nearly 2% at the end of June from nearly 2.7% at the start of the year. In addition, corporate bond spreads have tightened about 30 basis points in the first half of 2019 bringing a decline in overall corporate bond yields of nearly 1%. As these yields have dropped, the prices of bonds have ratcheted higher and our heavy exposure to corporate bonds has helped our performance in the first half of the year. As noted in the Outlook section above, we could see the Federal Funds Rate back around 2% by the end of 2019.

Kevin V. Earley Lead Manager	Robert W. Thompson Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Basis Point is a unit of measure for interest rates and other percentages in finance. One basis point is equal to one hundredth of one percent.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2019

Ten years of investment performance (through June 30, 2019)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2019

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	12.18%	6.24%	10.81%	7.17%
Composite Index(1)	10.13%	7.82%	10.59%	5.86%
S&P 500 Total Return Index(2)	10.42%	10.71%	14.70%	5.90%
Bloomberg Barclays U.S. Government/Credit Bond Index(3)	8.52%	3.11%	4.09%	5.02%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  June 30, 2019

Portfolio Managers

Kevin V. Earley, CFA, lead manager since April 1, 2018, co-manager from January 1, 2015 to April 1, 2018, University of Minnesota, MBA Finance 1990

Robert W. Thompson, CFA, co-manager since April 1, 2018, University of Minnesota, MBA Finance 1995

Ronald L. Kaliebe, CFA, co-manager since April 1, 2018, lead manager from July 1, 2013 to April 1, 2018, co-manager from January 1, 2006 through June 30, 2013, University of Wisconsin-Madison, MBA Finance 1980, retired June 30, 2019

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$96.43
Expense Ratio	0.72%[1]
Portfolio Turnover Rate (1/1/19 to 6/30/19, not annualized)	8.91%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 3

US Bancorp/MN	2.9%
Medtronic PLC	2.5
3M Co	2.5
Alphabet Inc	2.5
Ecolab Inc	2.4
Johnson & Johnson	2.3
Abbott Laboratories	2.0
Walt Disney Co/The	2.0
Microsoft Corp	1.9
Honeywell International Inc	1.9

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 35.2%
Corporate Bonds	30.8%
Asset Backed Securities	3.1
U.S. Government Obligations	1.2
Federal Agency Obligations	0.1
Common Stocks 63.1%
Health Care	14.9%
Industrials	14.0
Financials	11.1
Information Technology	5.5
Communications Services	4.4
Consumer Staples	4.1
Materials	3.9
Energy	2.6
Consumer Discretionary	2.2
Utilities	0.4
Short-term Investments 1.7%[4]	1.7%
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2019.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2019

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 35.2%
	FEDERAL AGENCY OBLIGATIONS 0.1%
$1,000,000	Federal Farm Credit Banks	4.000%	12/18/28	$1,003,748
				1,003,748
	CORPORATE BONDS 30.8%
	COMMUNICATION SERVICES 1.6%
500,000	CenturyLink Inc	6.150%	09/15/19	502,250
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,018,595
1,000,000	Viacom Inc	4.250%	09/01/23	1,057,908
1,150,000	AT&T Inc	3.800%	03/01/24	1,209,767
2,000,000	Viacom Inc	3.875%	04/01/24	2,083,895
1,000,000	Interpublic Group of Cos Inc/The	4.200%	04/15/24	1,076,675
1,000,000	CBS Corp	3.500%	01/15/25	1,024,158
1,688,000	Netflix Inc	5.875%	11/15/28	1,868,819
2,000,000	Comcast Corp	4.250%	01/15/33	2,243,578
1,000,000	Verizon Communications Inc	4.400%	11/01/34	1,108,621
1,000,000	AT&T Inc	4.500%	05/15/35	1,046,807
				14,241,073
	CONSUMER DISCRETIONARY 2.3%
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,042,040
1,000,000	Harley-Davidson Financial Services Inc (g)	4.050%	02/04/22	1,032,988
1,000,000	eBay Inc	3.800%	03/09/22	1,035,266
500,000	Whirlpool Corp	4.700%	06/01/22	529,072
1,000,000	Block Financial LLC	5.500%	11/01/22	1,067,076
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	1,014,540
1,000,000	General Motors Financial Co Inc	4.250%	05/15/23	1,033,477
2,702,000	LKQ Corp	4.750%	05/15/23	2,729,020
1,000,000	Advance Auto Parts Inc	4.500%	12/01/23	1,073,003
1,000,000	General Motors Financial Co Inc	3.950%	04/13/24	1,021,661
2,000,000	Coach Inc	4.250%	04/01/25	2,074,488
250,000	General Motors Co	4.000%	04/01/25	254,539
1,000,000	General Motors Financial Co Inc	4.300%	07/13/25	1,030,746
1,064,000	Block Financial LLC	5.250%	10/01/25	1,139,726
2,500,000	Ford Motor Co	4.346%	12/08/26	2,520,885
1,000,000	General Motors Co	4.200%	10/01/27	1,007,000
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	1,041,666
				20,647,193
	CONSUMER STAPLES 1.1%
2,430,000	Land O' Lakes Inc (g)	6.000%	11/15/22	2,540,862
1,000,000	Walgreens Boots Alliance Inc	3.800%	11/18/24	1,038,778

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER STAPLES (continued)
$500,000	Land O' Lakes Inc (g)	7.250%	07/14/27	$487,500
1,949,000	Land O' Lakes Capital Trust I (g)	7.450%	03/15/28	2,158,518
2,500,000	Land O' Lakes Inc (g)	7.000%	12/18/28	2,370,313
1,000,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide Inc	4.700%	02/01/36	1,096,970
				9,692,941
	ENERGY 1.0%
1,170,000	ONEOK Inc	4.250%	02/01/22	1,210,815
140,000	Gulf South Pipeline Co LP	4.000%	06/15/22	143,889
500,000	Western Gas Partners LP	4.000%	07/01/22	506,501
1,020,000	TechnipFMC PLC (b)	3.450%	10/01/22	1,040,969
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,524,811
2,300,000	Murphy Oil Corp	6.875%	08/15/24	2,415,000
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	532,206
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,066,485
500,000	Murphy Oil Corp (f)	5.625%	12/01/42	447,500
				8,888,176
	FINANCIALS 13.0%
250,000	WR Berkley Corp	6.150%	08/15/19	250,969
500,000	Protective Life Corp	7.375%	10/15/19	506,669
500,000	Credit Suisse/New York NY (b)	5.400%	01/14/20	507,303
500,000	Prospect Capital Corp	4.000%	01/15/20	505,797
500,000	Morgan Stanley	5.500%	01/26/20	508,591
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	510,911
450,000	Compass Bank	5.500%	04/01/20	459,201
1,000,000	HSBC Holdings PLC (b)	3.400%	03/08/21	1,015,378
1,000,000	Nationwide Financial Services Inc (g)	5.375%	03/25/21	1,041,224
500,000	Markel Corp	5.350%	06/01/21	525,171
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,045,345
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	528,477
500,000	Aflac Inc	4.000%	02/15/22	522,429
3,000,000	Primerica Inc	4.750%	07/15/22	3,158,889
2,833,000	Infinity Property & Casualty Corp	5.000%	09/19/22	2,974,623
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,068,888
1,000,000	Standard Chartered PLC (b) (g)	3.950%	01/11/23	1,022,625
500,000	First American Financial Corp	4.300%	02/01/23	517,613
2,000,000	Wells Fargo & Co	3.450%	02/13/23	2,055,435

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$4,073,000	Assurant Inc	4.000%	03/15/23	$4,214,708
1,000,000	Markel Corp	3.625%	03/30/23	1,032,349
1,500,000	Citigroup Inc	3.500%	05/15/23	1,547,769
500,000	Morgan Stanley	4.100%	05/22/23	526,332
3,000,000	Liberty Mutual Group Inc (g)	4.250%	06/15/23	3,171,469
500,000	Assurant Inc	4.200%	09/27/23	520,095
500,000	Ameriprise Financial Inc	4.000%	10/15/23	531,916
500,000	CNA Financial Corp	7.250%	11/15/23	586,410
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	593,070
1,000,000	Moody's Corp	4.875%	02/15/24	1,096,150
1,000,000	HSBC Holdings PLC (b)	4.250%	03/14/24	1,055,699
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,071,034
540,000	Wintrust Financial Corp	5.000%	06/13/24	563,246
2,250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	2,452,026
3,088,000	Legg Mason Inc	3.950%	07/15/24	3,231,625
1,500,000	Symetra Financial Corp	4.250%	07/15/24	1,552,184
1,500,000	Stifel Financial Corp	4.250%	07/18/24	1,574,302
1,000,000	Citigroup Inc	4.000%	08/05/24	1,053,316
3,000,000	Synchrony Financial	4.250%	08/15/24	3,122,170
1,000,000	Bank of America Corp	4.200%	08/26/24	1,063,001
2,800,000	Brown & Brown Inc	4.200%	09/15/24	2,957,248
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,167,562
2,000,000	TIAA Asset Management Finance Co LLC (g)	4.125%	11/01/24	2,154,701
3,000,000	American Express Co	3.625%	12/05/24	3,150,032
3,500,000	Associated Banc-Corp	4.250%	01/15/25	3,665,641
4,000,000	Kemper Corp	4.350%	02/15/25	4,185,250
1,050,000	TCF National Bank	4.600%	02/27/25	1,072,563
1,000,000	Compass Bank	3.875%	04/10/25	1,036,004
250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	315,261
1,000,000	Prudential Insurance Co of America/The (g)	8.300%	07/01/25	1,289,607
3,000,000	American International Group Inc	3.750%	07/10/25	3,140,827
1,000,000	Synchrony Financial	4.500%	07/23/25	1,049,830
2,000,000	Janus Capital Group Inc	4.875%	08/01/25	2,151,670
3,000,000	HSBC Holdings PLC (b)	4.250%	08/18/25	3,158,623
4,000,000	Capital One Financial Corp	4.200%	10/29/25	4,200,834
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,627,843
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,116,698
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,060,522

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$2,000,000	MSCI Inc (g)	4.750%	08/01/26	$2,075,000
3,290,000	Old Republic International Corp	3.875%	08/26/26	3,382,658
500,000	Morgan Stanley	4.350%	09/08/26	536,163
500,000	Raymond James Financial Inc	3.625%	09/15/26	514,193
1,000,000	Citigroup Inc	4.300%	11/20/26	1,061,984
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	1,069,562
4,000,000	Mercury General Corp	4.400%	03/15/27	4,100,279
450,000	Athene Holding Ltd (b)	4.125%	01/12/28	453,682
250,000	Provident Cos Inc	7.250%	03/15/28	308,593
2,000,000	E*TRADE Financial Corp	4.500%	06/20/28	2,103,050
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	599,956
1,000,000	Lazard Group LLC	4.375%	03/11/29	1,056,801
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	512,445
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	504,029
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	506,716
250,000	Citigroup Inc (f)	4.000%	06/27/34	249,832
538,000	Bank of America Corp	4.000%	08/15/34	541,463
1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	967,314
300,000	Goldman Sachs Group Inc/The (f)	3.750%	05/31/36	283,183
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	542,131
500,000	Principal Financial Group Inc	4.350%	05/15/43	534,755
2,500,000	M&T Bank Corp (f) (g)	5.125%	12/29/49	2,587,500
				115,276,414
	HEALTH CARE 1.5%
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,036,264
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,033,923
1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	1,046,395
2,000,000	Mylan Inc/PA	4.200%	11/29/23	2,009,182
500,000	Wyeth LLC	6.450%	02/01/24	590,432
3,000,000	Actavis Funding SCS (b)	3.800%	03/15/25	3,113,318
1,500,000	Baxalta Inc	4.000%	06/23/25	1,594,707
1,000,000	Celgene Corp	3.875%	08/15/25	1,071,474
1,000,000	Biogen Inc	4.050%	09/15/25	1,072,669
1,000,000	Express Scripts Holding Co	4.500%	02/25/26	1,079,137
				13,647,501

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIALS 2.1%
$65,000	Masco Corp	7.125%	03/15/20	$66,867
500,000	IDEX Corp	4.200%	12/15/21	516,518
500,000	GATX Corp	4.750%	06/15/22	528,357
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	531,518
1,850,000	MasTec Inc	4.875%	03/15/23	1,875,438
1,000,000	GATX Corp	3.900%	03/30/23	1,038,841
500,000	Ingersoll-Rand Global Holding Co Ltd (b)	4.250%	06/15/23	531,968
1,000,000	Flowserve Corp	4.000%	11/15/23	1,019,722
2,126,000	Air Lease Corp	4.850%	02/01/24	2,127,618
2,717,000	Oshkosh Corp	5.375%	03/01/25	2,818,888
2,000,000	Tennant Co	5.625%	05/01/25	2,065,000
500,000	Toro Co/The	7.800%	06/15/27	621,001
500,000	Fluor Corp	4.250%	09/15/28	517,098
2,000,000	Steelcase Inc	5.125%	01/18/29	2,181,877
2,000,000	Eaton Corp	4.000%	11/02/32	2,212,971
				18,653,682
	INFORMATION TECHNOLOGY 4.4%
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	508,297
81,000	Hewlett-Packard Co	3.750%	12/01/20	82,368
750,000	Hewlett-Packard Co	4.300%	06/01/21	775,959
500,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	4.420%	06/15/21	515,220
2,000,000	NetApp Inc	3.375%	06/15/21	2,023,654
1,000,000	Western Union Co/The	3.600%	03/15/22	1,026,005
500,000	Motorola Solutions Inc	3.750%	05/15/22	513,799
2,000,000	Symantec Corp	3.950%	06/15/22	2,025,471
1,000,000	Hewlett-Packard Co	4.050%	09/15/22	1,044,778
1,000,000	DXC Technology Co	4.450%	09/18/22	1,055,074
1,025,000	Fiserv Inc	3.500%	10/01/22	1,056,190
1,352,000	Total System Services Inc	3.750%	06/01/23	1,395,508
500,000	Western Union Co/The	4.250%	06/09/23	525,684
2,000,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	5.450%	06/15/23	2,155,583
1,000,000	Altera Corp	4.100%	11/15/23	1,074,434
1,000,000	Juniper Networks Inc	4.500%	03/15/24	1,068,627
700,000	DXC Technology Co	4.250%	04/15/24	733,494
500,000	Motorola Solutions Inc	4.000%	09/01/24	520,667
2,000,000	Lam Research Corp	3.800%	03/15/25	2,110,934
1,031,000	Arrow Electronics Inc	4.000%	04/01/25	1,057,649

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY (continued)
$2,000,000	Autodesk Inc	4.375%	06/15/25	$2,126,635
1,000,000	Juniper Networks Inc	4.350%	06/15/25	1,059,508
2,000,000	Hewlett Packard Enterprise Co (f)	4.900%	10/15/25	2,178,840
1,500,000	Dell International LLC / EMC Corp (g)	6.020%	06/15/26	1,654,773
2,000,000	Motorola Solutions Inc	4.600%	02/23/28	2,098,334
1,500,000	Trimble Inc	4.900%	06/15/28	1,607,107
1,000,000	Fiserv Inc	4.200%	10/01/28	1,082,580
1,000,000	Dell International LLC / EMC Corp (g)	5.300%	10/01/29	1,053,800
3,000,000	Intel Corp	4.000%	12/15/32	3,378,202
1,500,000	Western Union Co/The	6.200%	11/17/36	1,622,841
				39,132,015
	MATERIALS 2.9%
500,000	Carpenter Technology Corp	5.200%	07/15/21	513,403
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	509,375
175,000	Mosaic Co/The	3.750%	11/15/21	179,231
500,000	Barrick Gold Corp (b)	3.850%	04/01/22	517,045
1,000,000	Domtar Corp	4.400%	04/01/22	1,040,319
1,000,000	RPM International Inc	3.450%	11/15/22	1,018,245
2,000,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	01/15/23	2,082,500
1,000,000	Carpenter Technology Corp	4.450%	03/01/23	1,014,954
1,402,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	1,472,054
2,000,000	Nucor Corp	4.000%	08/01/23	2,118,617
1,000,000	BP Capital Markets PLC (b)	3.994%	09/26/23	1,063,806
2,000,000	Mosaic Co/The	4.250%	11/15/23	2,121,302
1,000,000	Steel Dynamics Inc	5.500%	10/01/24	1,036,250
1,000,000	Freeport-McMoRan Inc	4.550%	11/14/24	1,022,250
756,000	Eastman Chemical Co	3.800%	03/15/25	790,708
865,000	Union Carbide Corp	7.500%	06/01/25	1,043,071
2,000,000	DowDuPont Inc	4.493%	11/15/25	2,213,120
200,000	Worthington Industries Inc	4.550%	04/15/26	207,670
782,000	HB Fuller Co	4.000%	02/15/27	719,440
1,500,000	Cabot Corp	4.000%	07/01/29	1,519,641
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,298,643
1,000,000	Alcoa Inc	5.950%	02/01/37	1,039,310
1,000,000	Newmont Mining Corp	4.875%	03/15/42	1,118,925
				25,659,879

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	REAL ESTATE 0.2%
$1,000,000	CBRE Services Inc	5.250%	03/15/25	$1,103,881
350,000	CBRE Services Inc	4.875%	03/01/26	380,965
				1,484,846
	UTILITIES 0.7%
1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	1,047,059
1,565,000	National Fuel Gas Co	3.750%	03/01/23	1,600,306
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,126,460
250,000	Jersey Central Power & Light Co. (g)	4.300%	01/15/26	268,455
1,500,000	National Fuel Gas Co	3.950%	09/15/27	1,498,705
1,000,000	National Fuel Gas Co	4.750%	09/01/28	1,051,734
				6,592,719
	TOTAL CORPORATE BONDS			273,916,439
	ASSET BACKED SECURITIES 3.1%
383,445	America West Airlines 2000-1 Pass Through Trust	8.057%	07/02/20	402,924
396,329	American Airlines 2011-1 Class A Pass Through Trust	5.250%	01/31/21	408,100
288,730	Air Canada 2013-1 Class B Pass Through Trust (b) (g)	5.375%	05/15/21	294,736
452,313	Northwest Airlines 2002-1 Class G-2 Pass Through Trust	6.264%	11/20/21	468,642
317,320	United Airlines 2014-1 Class B Pass Through Trust	4.750%	04/11/22	326,808
156,627	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	04/19/22	165,695
228,970	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	08/01/22	241,380
545,244	Delta Air Lines 2007-1 Class B Pass Through Trust (g)	8.021%	08/10/22	597,151
50,440	United Airlines 2014-2 Class B Pass Through Trust	4.625%	09/03/22	51,656
409,862	American Airlines 2014-1 Class B Pass Through Trust	4.375%	10/01/22	415,108
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	12/01/22	991,400
493,198	US Airways 2010-1 Class A Pass Through Trust	6.250%	04/22/23	536,747
2,103,131	American Airlines 2015-1 Class B Pass Through Trust	3.700%	05/01/23	2,108,179
1,150,432	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	07/30/23	1,164,007
695,142	American Airlines 2015-2 Class B Pass Through Trust	4.400%	09/22/23	709,600
262,166	US Airways 2011-1 Class A Pass Through Trust	7.125%	10/22/23	292,079
2,943,540	American Airlines 2016-1 Class B Pass Through Trust	5.250%	01/15/24	3,093,955
915,615	Spirit Airlines Pass Through Trust 2015-1B	4.450%	04/01/24	941,435
1,345,813	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	10/29/24	1,404,222
1,007,023	American Airlines 2017-1 Class B Pass Through Trust	4.950%	02/15/25	1,051,130
816,446	United Airlines 2013-1 Class A Pass Through Trust	4.300%	08/15/25	867,066
867,425	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	874,104
687,296	US Airways 2013-1 Class A Pass Through Trust	3.950%	11/15/25	718,361

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$1,828,704	United Airlines 2016-1 Class B Pass Through Trust	3.650%	01/07/26	$1,823,035
1,898,807	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,932,606
666,182	United Airlines 2014-1 Class A Pass Through Trust	4.000%	04/11/26	699,891
557,002	United Airlines 2014-2 Class A Pass Through Trust	3.750%	09/03/26	579,171
1,462,485	American Airlines 2014-1 Class A Pass Through Trust	3.700%	10/01/26	1,513,526
373,293	American Airlines 2015-1 Class A Pass Through Trust	3.375%	05/01/27	380,946
537,062	American Airlines 2015-2 Class A Pass Through Trust	4.000%	09/22/27	538,190
164,721	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	09/22/27	170,684
107,740	Spirit Airlines Pass Through Trust 2015-1A	4.100%	04/01/28	112,707
972,782	British Airways 2018-1 Class A Pass Through Trust (b) (g)	4.125%	09/20/31	1,021,324
				26,896,565
	US GOVERNMENT OBLIGATIONS 1.2%
8,000,000	United States Treasury Note/Bond	2.625%	02/15/29	8,436,250
2,000,000	United States Treasury Note/Bond	3.000%	02/15/49	2,196,563
				10,632,813
	TOTAL FIXED INCOME SECURITIES (cost $299,719,995)			$312,449,565
	COMMON STOCKS 63.1%
	COMMUNICATION SERVICES 4.4%
20,200	Alphabet Inc (a)			$21,834,382
125,000	Walt Disney Co/The			17,455,000
				39,289,382
	CONSUMER DISCRETIONARY 2.2%
64,000	Home Depot Inc/The			13,310,080
67,000	Target Corp			5,802,870
				19,112,950
	CONSUMER STAPLES 4.1%
166,000	General Mills Inc			8,718,320
62,000	Hershey Co/The			8,309,860
379,000	Hormel Foods Corp			15,364,660
29,000	Kimberly-Clark Corp			3,865,120
				36,257,960

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	ENERGY 2.6%
78,000	Chevron Corp	$9,706,320
68,000	Exxon Mobil Corp	5,210,840
200,000	Schlumberger Ltd (b)	7,948,000
		22,865,160
	FINANCIALS 11.1%
129,000	American Express Co	15,923,760
239,000	Associated Banc-Corp	5,052,460
158,000	Great Western Bancorp Inc	5,643,760
140,000	JPMorgan Chase & Co	15,652,000
291,000	Principal Financial Group Inc	16,854,720
27,000	Travelers Cos Inc/The	4,037,040
491,000	US Bancorp/MN	25,728,400
208,000	Wells Fargo & Co	9,842,560
		98,734,700
	HEALTH CARE 14.9%
214,000	Abbott Laboratories	17,997,400
57,000	Baxter International Inc	4,668,300
27,000	Bio-Techne Corp	5,629,230
98,500	Bristol-Myers Squibb Co	4,466,975
126,000	Elanco Animal Health Inc (a)	4,258,800
116,601	Eli Lilly & Co	12,918,225
149,000	Johnson & Johnson	20,752,720
229,000	Medtronic PLC (e)	22,302,310
253,000	Pfizer Inc	10,959,960
437,000	Roche Holding AG (d)	15,338,700
54,000	UnitedHealth Group Inc	13,176,540
		132,469,160
	INDUSTRIALS 14.0%
126,000	3M Co	21,840,840
173,000	CH Robinson Worldwide Inc	14,592,550
219,000	Donaldson Co Inc	11,138,340
77,000	Emerson Electric Co	5,137,440
234,000	Fastenal Co	7,626,060
321,000	Graco Inc	16,107,780
97,000	Honeywell International Inc	16,935,230
163,000	nVent Electric PLC (b)	4,040,770
137,000	Pentair PLC (b)	5,096,400

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
110,000	Toro Co/The	$7,359,000
138,000	United Parcel Service Inc, Class B	14,251,260
		124,125,670
	INFORMATION TECHNOLOGY 5.5%
273,000	Corning Inc	9,071,790
22,000	International Business Machines Corp	3,033,800
129,000	Microsoft Corp	17,280,840
50,000	Motorola Solutions Inc	8,336,500
100,000	QUALCOMM Inc	7,607,000
21,500	Visa Inc	3,731,325
		49,061,255
	MATERIALS 3.9%
106,000	Ecolab Inc	20,928,640
153,000	HB Fuller Co	7,099,200
14,000	Sherwin-Williams Co/The	6,416,060
		34,443,900
	UTILITIES 0.4%
65,000	Xcel Energy Inc	3,866,850
	TOTAL COMMON STOCKS (cost $341,449,190)	$560,226,987
	SHORT-TERM INVESTMENTS 1.3%
11,949,076	First American Government Obligations Fund, Class Z, 2.31% (c) (cost $11,949,076)	$11,949,076
	TOTAL INVESTMENTS 99.6% (cost $653,118,261)	$884,625,628
	OTHER ASSETS AND LIABILITIES (NET) 0.4%	3,942,144
	TOTAL NET ASSETS 100.0%	$888,567,772

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2019, these securities represented $31,881,646 or 3.6% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2019.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

(f)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2019.

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under the Funds' Liquidity Risk Management Program. As of June 30, 2019, these securities represented 32,075,285 or 3.6% of total net assets.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  June 30, 2019

Stock selection remained the primary factor in the Small Cap Fund's outperforming both its benchmark and peer group in both the quarter and year-to-date. In the second quarter, the Fund gained 4.11%, the benchmark S&P SmallCap 600 Total Return (TR) Index was up 1.87% and our peer group of small cap funds as measured by the Morningstar Small Blend category was up 2.19%. Six months year-to-date, the Fund gained 16.01%, the S&P SmallCap 600 TR index was up 13.69% and the Morningstar peer group gained 15.70%.

Three names in the Industrial sector, Apogee Enterprises, Inc. (APOG), Generac Holdings Inc. (GNRC) and Oshkosh Corp. (OSK), were significant contributors in both periods. Apogee had been struggling in recent quarters as investors stood on the sidelines while the company integrated an acquisition. The company came through with good numbers in its first quarter, reporting solid backlog and margins and the stock was rewarded. Industrial truck manufacturer Oshkosh Corp. had been hurt by market concerns over the impact of the steel tariffs on the company's business. The worries were overblown, and the stock bounced back on a solid quarter with good margins. Generac Holdings Inc., which supplies power backup generators, is seeing strong growth in both commercial and residential markets with the roll out of lower cost platforms. Demand among telecom carriers seeking to harden their networks and California regulations responding to rolling utility blackouts have also helped sustain solid growth in demand, fueling investor interest.

Another contributor to performance in the quarter was Casey's General Stores Inc (CASY). Casey's, an Iowa-based convenience store operator focused on the agricultural Midwest, was facing difficult market conditions, spawning concerns among investors that it would be unable to generate acceptable year-over-year growth. Management put programs in place to drive same store sales and posted a good quarter, surprising investors on the upside.

  MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Relative Performers

Second Quarter (3/31/19 – 6/30/19)		Year To Date (12/31/18 – 6/30/19)
Catalent Inc.	31.69%	Catalent Inc.	60.17%
Generac Holdings Inc.	33.62%	Apogee Enterprises, Inc.	33.21%
Casey's General Stores, Inc.	19.54%	Bio-Techne Corp.	30.85%
Apogee Enterprises, Inc.	14.51%	CoreSite Realty Corporation	21.12%
Great Western Bancorp, Inc.	12.17%	Oshkosh Corp.	23.44%

Weak Relative Performers

Second Quarter (3/31/19 – 6/30/19)		Year To Date (12/31/18 – 6/30/19)
NVE Corporation	-29.84%	NVE Corporation	-32.31%
Marcus Corporation	-19.20%	Marcus Corporation	-29.56%
Carrizo Oil & Gas, Inc.	-21.51%	Tile Shop Holdings, Inc.	-39.35%
Tile Shop Holdings, Inc.	-30.46%	United Fire Group, Inc.	-25.11%
Calyxt, Inc.	-30.92%	Carrizo Oil & Gas, Inc.	-24.94%

Performance shown is relative to the S&P SmallCap 600 TR Index as of June 30, 2019. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Two names that hurt performance in both the quarter and first six months are NVE Corp. (NVEC) and Marcus Corp. (MCS). NVE, a Twin Cities-based manufacturer of electronic sensors and couplers based on innovative nanotechnology disappointed the market when it indicated a delay in the rollout and an extended timeframe for the introduction of new products. We like the technology and continue to monitor the company. Marcus, the Milwaukee-based theater and hotel operator, was coming off stellar performance in 2018 after successfully expanding into new locations and upgrading existing theaters with its signature higher-end amenities like power reclining seats and in-theater beverage and food service. We took advantage of the stock's run up last year to take some profits. As the year-over-year comparisons became more difficult in 2019, an impatient market punished the stock which was off nearly 30% in the second quarter. We still like the company as the investments they have made give them a significant long term durable competitive advantage. We used the weakness as an opportunity to add back to our position.

From a relative valuation standpoint, smaller stocks look very attractive right now. Small Cap stocks, which usually trade at a 16% premium to Large Cap stocks, are trading at a 5% discount, presenting opportunities for Small Cap investors.

Allen D. Steinkopf Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

S&P 600 Small Cap Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2019

Investment performance since commencement of operations (through June 30, 2019)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended June 30, 2019

	1 Year	3 Year	5 Year	Since Inception(2)
Mairs & Power Small Cap Fund	2.77%	9.77%	7.35%	15.22%
S&P Small Cap 600 Total Return Index(1)	-4.88%	11.97%	8.41%	13.91%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  June 30, 2019

Portfolio Managers

Allen D. Steinkopf, CFA, lead manager since April 1, 2019, co-manager from January 1, 2015 to April 1, 2019, University of Minnesota, MBA Finance 1986

Andrew R. Adams, CFA, co-manager since April 1, 2019, lead manager from 2011 to April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$26.08
Expense Ratio	1.05%[1]
Portfolio Turnover Rate (1/1/19 to 6/30/19, not annualized)	8.54%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Catalent Inc	3.8%
CoreSite Realty Corp	3.6
Wintrust Financial Corp	3.5
Bio-Techne Corp	3.5
Apogee Enterprises Inc	3.5
Oshkosh Corp	3.5
Donaldson Co Inc	3.1
Associated Banc-Corp	3.1
Great Western Bancorp Inc	3.0
Tennant Co	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.9%
Industrials	28.4%
Financials	19.6
Health Care	16.5
Information Technology	10.7
Real Estate	5.4
Consumer Staples	3.8
Materials	3.6
Utilities	3.2
Consumer Discretionary	2.7
Energy	2.5
Communication Services	1.5
Short-term Investments 2.1%[4]	2.1
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2019.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2019

Shares	Security Description	Fair Value
	COMMON STOCKS 97.9%
	COMMUNICATION SERVICES 1.5%
200,023	Marcus Corp/The	$6,592,758
	CONSUMER DISCRETIONARY 2.7%
201,980	Gentherm Inc (a)	8,448,823
815,100	Tile Shop Holdings Inc	3,260,400
		11,709,223
	CONSUMER STAPLES 3.8%
78,100	Casey's General Stores Inc	12,182,819
65,300	MGP Ingredients Inc	4,330,043
		16,512,862
	ENERGY 2.5%
588,500	Carrizo Oil & Gas Inc (a)	5,896,770
902,000	Oasis Petroleum Inc (a)	5,123,360
		11,020,130
	FINANCIALS 19.6%
639,661	Associated Banc-Corp	13,522,434
125,700	Cullen/Frost Bankers Inc	11,773,062
89,122	EMC Insurance Group Inc	3,211,066
288,200	Glacier Bancorp Inc	11,686,510
371,100	Great Western Bancorp Inc	13,255,692
124,178	QCR Holdings Inc	4,330,087
110,315	United Bankshares Inc/WV	4,091,583
168,985	United Fire Group Inc	8,189,013
209,500	Wintrust Financial Corp	15,327,020
		85,386,467
	HEALTH CARE 16.5%
73,500	Bio-Techne Corp	15,324,015
195,376	Calyxt Inc (a)	2,438,292
92,815	Cardiovascular Systems Inc (a)	3,984,548
307,700	Catalent Inc (a)	16,680,417
153,800	Inspire Medical Systems Inc (a)	9,327,970
237,899	IntriCon Corp (a)	5,557,321
341,000	Patterson Cos Inc	7,808,900
272,249	Premier Inc (a)	10,647,658
		71,769,121
	INDUSTRIALS 28.4%
271,678	AAR Corp	9,995,034
355,810	Actuant Corp	8,827,646

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
352,700	Apogee Enterprises Inc	$15,321,288
266,268	Donaldson Co Inc	13,542,390
176,372	Generac Holdings Inc (a)	12,241,981
184,700	Graco Inc	9,268,246
282,100	Hub Group Inc, Class A (a)	11,842,558
181,700	Oshkosh Corp	15,170,133
46,400	Proto Labs Inc (a)	5,383,328
230,676	Raven Industries Inc	8,276,655
210,451	Tennant Co	12,879,601
17,300	Toro Co/The	1,157,370
		123,906,230
	INFORMATION TECHNOLOGY 10.7%
93,265	Badger Meter Inc	5,566,988
65,200	Cabot Microelectronics Corp	7,177,216
234,109	CyberOptics Corp (a)	3,799,589
362,076	Digi International Inc (a)	4,591,124
206,800	FireEye Inc (a)	3,062,708
49,900	Littelfuse Inc	8,827,809
97,315	NVE Corp	6,776,043
116,080	Workiva Inc (a)	6,743,087
		46,544,564
	MATERIALS 3.6%
335,500	Amcor PLC (a)(b)	3,854,895
84,755	Hawkins Inc	3,679,215
173,500	HB Fuller Co	8,050,400
		15,584,510
	REAL ESTATE 5.4%
137,000	CoreSite Realty Corp	15,778,290
449,800	Physicians Realty Trust	7,844,512
		23,622,802
	UTILITIES 3.2%
25,403	ALLETE Inc	2,113,784
150,900	Black Hills Corp	11,795,853
		13,909,637
	TOTAL COMMON STOCKS (cost $335,042,074)	$426,558,304

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2019

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 2.1%
9,037,172	First American Government Obligations Fund, Class Z, 2.31% (c) (cost $9,037,172)	$9,037,172
	TOTAL INVESTMENTS 100.0% (cost $344,079,246)	$435,595,476
	OTHER ASSETS AND LIABILITIES (NET) 0.0%	101,600
	TOTAL NET ASSETS 100.0%	$435,697,076

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2019, these securities represented $3,854,895 or 0.9% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2019.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)  June 30, 2019

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1) *:	$4,394,338,553	$884,625,628	$435,595,476
Cash	-	19,750	-
Receivable for Fund shares sold	1,100,968	837,908	237,454
Receivable for securities sold	8,750,786	474,960	749,832
Dividends and interest receivable	4,349,622	3,982,229	258,569
Prepaid expenses and other assets	117,892	42,253	41,432
	4,408,657,821	889,982,728	436,882,763
LIABILITIES
Payable for Fund shares redeemed	1,430,997	554,216	587,217
Payable for securities purchased	1,372,100	304,867	204,465
Accrued investment management fees (Note 2)	1,952,341	416,854	305,474
Accrued Fund administration fees	130,479	28,271	14,659
Accrued audit and tax fees	21,993	26,617	20,863
Accrued transfer agent fees	200,278	40,148	30,742
Other accrued fees	158,441	43,983	22,267
	5,266,629	1,414,956	1,185,687
NET ASSETS	$4,403,391,192	$888,567,772	$435,697,076
NET ASSETS CONSIST OF
Portfolio capital	$2,123,902,276	$639,049,754	$332,300,087
Total distributable earnings	2,279,488,916	249,518,018	103,396,989
TOTAL NET ASSETS	$4,403,391,192	$888,567,772	$435,697,076
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	35,822,251	9,214,310	16,705,478
Net asset value per share	$122.92	$96.43	$26.08
* Cost of investments	$2,396,343,222	$653,118,261	$344,079,246

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2019

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$42,006,322	$6,346,462	$3,316,998
Interest income	721,865	6,461,265	84,650
TOTAL INCOME	42,728,187	12,807,727	3,401,648
Expenses:
Investment management fees (Note 2)	11,888,551	2,576,625	1,871,282
Fund administration fees	382,143	84,031	42,724
Fund accounting fees	226,502	80,186	41,557
Trustees' fees (Note 2)	141,352	28,459	13,669
Transfer agent fees	815,314	191,199	134,639
Custodian fees	123,279	27,993	13,668
Legal and audit fees	64,618	34,082	24,140
Printing and mailing fees	78,369	22,296	16,112
Other fees	99,977	35,417	26,003
TOTAL EXPENSES	13,820,105	3,080,288	2,183,794
NET INVESTMENT INCOME	28,908,082	9,727,439	1,217,854
REALIZED AND UNREALIZED GAIN (Note 4)
Net realized gain on investments Unaffiliated issuers	245,752,886	16,140,127	7,692,760
Change in net unrealized appreciation on investments Unaffiliated issuers	354,561,934	73,734,722	50,478,935
NET GAIN ON INVESTMENTS	600,314,820	89,874,849	58,171,695
NET INCREASE IN NET ASSETS FROM OPERATIONS	$629,222,902	$99,602,288	$59,389,549
* Net of foreign taxes withheld of:	$594,768	$70,440	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
OPERATIONS
Net investment income	$28,908,082	$56,973,273
Net realized gain on investments sold	245,752,886	315,275,990
Net change in unrealized appreciation (depreciation) of investments	354,561,934	(546,176,127)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	629,222,902	(173,926,864)
DISTRIBUTIONS TO SHAREHOLDERS	(26,381,417)	(323,794,197)
CAPITAL TRANSACTIONS
Proceeds from shares sold	92,875,084	221,318,366
Reinvestment of distributions from net investment income and net realized gains	24,324,862	302,562,532
Cost of shares redeemed	(255,593,043)	(818,373,458)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(138,393,097)	(294,492,560)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	464,448,388	(792,213,621)
NET ASSETS
Beginning of period	3,938,942,804	4,731,156,425
End of period	$4,403,391,192	$3,938,942,804
FUND SHARE TRANSACTIONS
Shares sold	786,873	1,825,034
Shares issued for reinvested distributions	199,123	2,851,984
Shares redeemed	(2,167,734)	(6,735,245)
NET DECREASE IN FUND SHARES	(1,181,738)	(2,058,227)

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
OPERATIONS
Net investment income	$9,727,439	$19,756,268
Net realized gain on investments sold	16,140,127	25,152,340
Net change in unrealized appreciation (depreciation) of investments	73,734,722	(69,635,982)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	99,602,288	(24,727,374)
DISTRIBUTIONS TO SHAREHOLDERS	(9,530,156)	(42,417,915)
CAPITAL TRANSACTIONS
Proceeds from shares sold	57,089,720	96,199,993
Reinvestment of distributions from net investment income and net realized gains	9,200,992	41,005,337
Cost of shares redeemed	(75,250,002)	(247,393,172)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(8,959,290)	(110,187,842)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	81,112,842	(177,333,131)
NET ASSETS
Beginning of period	807,454,930	984,788,061
End of period	$888,567,772	$807,454,930
FUND SHARE TRANSACTIONS
Shares sold	620,477	1,037,774
Shares issued for reinvested distributions	97,064	465,996
Shares redeemed	(806,846)	(2,675,705)
NET DECREASE IN FUND SHARES	(89,305)	(1,171,935)

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
OPERATIONS
Net investment income	$1,217,854	$2,299,497
Net realized gain on investments sold	7,692,760	17,606,537
Net change in unrealized appreciation (depreciation) of investments	50,478,935	(48,410,052)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	59,389,549	(28,504,018)
DISTRIBUTIONS TO SHAREHOLDERS	-	(16,989,022)
CAPITAL TRANSACTIONS
Proceeds from shares sold	37,633,140	70,198,238
Reinvestment of distributions from net investment income and net realized gains	-	16,653,266
Cost of shares redeemed *	(28,802,671)	(109,388,722)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	8,830,469	(22,537,218)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	68,220,018	(68,030,258)
NET ASSETS
Beginning of period	367,477,058	435,507,316
End of period	$435,697,076	$367,477,058
FUND SHARE TRANSACTIONS
Shares sold	1,514,015	2,713,382
Shares issued for reinvested distributions	-	752,180
Shares redeemed	(1,156,942)	(4,320,099)
NET INCREASE (DECREASE) IN FUND SHARES	357,073	(854,537)
* Net of redemption fees of:	$47,810	$44,669

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2019

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. Mairs & Power, Inc. (the Adviser) is the investment adviser of each Fund. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Debt securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of June 30, 2019, no securities were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2019

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements (continued)

techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of June 30, 2019:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$4,394,338,553	$572,176,063	$435,595,476
Level 2**	-	312,449,565	-
Level 3	-	-	-
Total	$4,394,338,553	$884,625,628	$435,595,476

*  All Level 1 investments are equity securities (common stocks) and short-term investments.

**  All Level 2 investments are fixed income securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds did not hold any level 3 investments during the six months ended June 30, 2019.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of June 30, 2019, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2018, none of the Funds had capital loss carryforwards nor did they have any qualified later year losses for federal tax purposes.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2019

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation (continued)

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition of disclosures.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

New Accounting Pronouncement

In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Fund has chosen to early adopt the eliminated or modified disclosures for the year ended December 31, 2018.

Note 2 – Related-Party Transactions

Investment Management Fees

The Adviser provides investment management services and various administrative services to the Funds under a written agreement for Investment Counsel Service (the Investment Advisory Agreement) approved by the Board. Pursuant to the Investment Advisory Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser or Trustees who are otherwise "interested persons" of the Trust.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2019

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the six months ended June 30, 2019 and year ended December 31, 2018, were as follows:

Six months ended June 30, 2019
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$26,381,417	$9,530,156	$-
Long-term capital gains	-	-	-
Total distributions paid	$26,381,417	$9,530,156	$-
Year ended December 31, 2018
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$56,504,290	$19,786,860	$2,299,497
Long-term capital gains	267,289,907	22,631,055	14,689,525
Total distributions paid	$323,794,197	$42,417,915	$16,989,022

Ordinary income distributions include net short-term capital gains. The Funds are designating as long-term capital gain dividends, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

At December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,286,817,273	$644,227,785	$324,058,115
Gross unrealized appreciation	$1,762,357,502	$177,665,879	$75,466,507
Gross unrealized depreciation	(119,716,002)	(19,896,710)	(34,954,010)
Net unrealized appreciation	$1,642,641,500	$157,769,169	$40,512,497
Undistributed ordinary income	$627,423	$-	$-
Undistributed long-term capital gains	33,378,508	1,676,717	3,494,943
Total distributable earnings	$34,005,931	$1,676,717	$3,494,943
Other accumulated earnings	-	-	-
Total accumulated earnings	$1,676,647,431	$159,445,886	$44,007,440

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2019

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2019 were as follows:

	Purchases	Sales
Growth Fund	$284,937,964	$433,335,375
Balanced Fund	59,084,273	72,726,441
Small Cap Fund	38,737,084	34,848,179

Purchases and sales of government securities during the six months ended June 30, 2019 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	16,047,199	6,075,938
Small Cap Fund	-	-

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2019 (1)	2018	2017	2016	2015	2014
	(unaudited)
Per Share
Net asset value, beginning of period	$106.45	$121.12	$113.83	$104.44	$116.20	$111.09
Income from investment operations:
Net investment income	0.80	1.61	1.60	1.61	1.68	1.54
Net realized and unrealized gain (loss)	16.41	(6.96)	17.16	14.43	(5.17)	7.48
Total from investment operations	17.21	(5.35)	18.76	16.04	(3.49)	9.02
Distributions to shareholders from:
Net investment income	(0.74)	(1.59)	(1.66)	(1.61)	(1.67)	(1.53)
Net realized gains on investments sold	-	(7.73)	(9.81)	(5.04)	(6.60)	(2.38)
Total distributions	(0.74)	(9.32)	(11.47)	(6.65)	(8.27)	(3.91)
Net asset value, end of period	$122.92	$106.45	$121.12	$113.83	$104.44	$116.20
Total investment return	16.17%	(4.34)%	16.52%	15.38%	(3.07)%	8.12%
Net assets, end of period, in thousands	$4,403,391	$3,938,943	$4,731,156	$4,392,473	$3,837,264	$4,297,475
Ratios/supplemental data:
Ratio of expenses to average net assets	0.65%	0.64%	0.64%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.36	1.27	1.30	1.42	1.43	1.36
Portfolio turnover rate	6.78	9.25	8.84	10.99	9.64	6.42

(1)  For the six months ended June 30, 2019, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2019 (1)	2018	2017	2016	2015	2014
	(unaudited)
Per Share
Net asset value, beginning of period	$86.79	$94.01	$87.29	$81.16	$86.79	$82.31
Income from investment operations:
Net investment income	1.05	2.09	2.04	1.99	2.14	1.98
Net realized and unrealized gain (loss)	9.62	(4.71)	8.26	7.21	(4.34)	4.59
Total from investment operations	10.67	(2.62)	10.30	9.20	(2.20)	6.57
Distributions to shareholders from:
Net investment income	(1.03)	(2.09)	(2.07)	(1.99)	(2.13)	(2.00)
Net realized gains on investments sold	-	(2.51)	(1.51)	(1.08)	(1.30)	(0.09)
Total distributions	(1.03)	(4.60)	(3.58)	(3.07)	(3.43)	(2.09)
Net asset value, end of period	$96.43	$86.79	$94.01	$87.29	$81.16	$86.79
Total investment return	12.32%	(2.80)%	11.90%	11.42%	(2.54)%	8.04%
Net assets, end of period, in thousands	$888,568	$807,455	$984,788	$861,426	$667,680	$722,863
Ratios/supplemental data:
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.72%	0.73%	0.72%
Ratio of net investment income to average net assets	2.27	2.20	2.24	2.37	2.49	2.39
Portfolio turnover rate	8.91	9.01	13.13	14.10	14.05	4.53

(1)  For the six months ended June 30, 2019, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2019 (1)	2018	2017	2016	2015	2014
	(unaudited)
Per Share
Net asset value, beginning of period	$22.48	$25.32	$24.33	$19.48	$20.67	$19.78
Income from investment operations:
Net investment income	0.07	0.15	0.13	0.08	0.08	0.08
Net realized and unrealized gain (loss)	3.53	(1.92)	1.73	5.24	(1.04)	1.25
Total from investment operations	3.60	(1.77)	1.86	5.32	(0.96)	1.33
Distributions to shareholders from:
Net investment income	-	(0.15)	(0.13)	(0.08)	(0.08)	(0.07)
Net realized gains on investments sold	-	(0.92)	(0.74)	(0.39)	(0.15)	(0.37)
Redemption fees (2)(3)	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	-	(1.07)	(0.87)	(0.47)	(0.23)	(0.44)
Net asset value, end of period	$26.08	$22.48	$25.32	$24.33	$19.48	$20.67
Total investment return	16.01%	(6.91)%	7.64%	27.27%	(4.68)%	6.73%
Net assets, end of period, in thousands	$435,697	$367,477	$435,507	$382,443	$193,837	$162,230
Ratios/supplemental data:
Ratio of expenses to average net assets	1.05%	1.04%	1.04%	1.05%	1.06%	1.07%
Ratio of net investment income to average net assets	0.59	0.54	0.48	0.48	0.43	0.43
Portfolio turnover rate	8.54	20.40	19.27	21.26	23.27	15.85

(1)  For the six months ended June 30, 2019, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(3)  Amount per share is less than $0.005.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees, if applicable, and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period January 1, 2019 through June 30, 2019 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 01/01/2019	Ending Account Value 06/30/2019	Expenses Paid During Period *
Actual return	$1,000.00	$1,161.70	$3.48
Hypothetical assumed 5% return	$1,000.00	$1,021.57	$3.26

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 01/01/2019	Ending Account Value 06/30/2019	Expenses Paid During Period *
Actual return	$1,000.00	$1,123.20	$3.79
Hypothetical assumed 5% return	$1,000.00	$1,021.22	$3.61

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.72%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 01/01/2019	Ending Account Value 06/30/2019	Expenses Paid During Period *
Actual return	$1,000.00	$1,160.10	$5.62
Hypothetical assumed 5% return	$1,000.00	$1,019.59	$5.26

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.05%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov on Form N-PX.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

A description of the Funds' policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI and on the Funds' website. A complete list of each Fund's holdings is available on or about 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed in the Funds' annual and semi-annual reports to shareholders filed with the SEC on Form N-CSR and as an exhibit to Form N-PORT following the end of each quarter. Form N-CSR and the public portion of Form N-PORT, when available, may be viewed on the SEC's website at www.sec.gov.

2019 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

The Board of Trustees (the Board) of Mairs & Power Funds Trust (the Trust), including the Trustees who are not "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended (the Independent Trustees), unanimously approved the renewal of the Amended and Restated Agreement for Investment Counsel Service (the Investment Advisory Agreement) between the Trust on behalf of the Mairs & Power Growth Fund (the Growth Fund), the Mairs & Power Balanced Fund (the Balanced Fund) and the Mairs & Power Small Cap Fund (the Small Cap Fund) (each, a Fund and together, the Funds) and Mairs & Power, Inc. (the Adviser) at a meeting of the Board held on May 23, 2019. In evaluating the Investment Advisory Agreement, the Trustees took into account their cumulative experience with the Adviser and their ongoing review of the Funds and discussions with the Funds' portfolio managers and management of the Trust at meetings throughout the year. The Trustees also considered information provided to the Board throughout the year regarding the Adviser's investment process, the performance of the Funds, brokerage and trading, Fund expenses, compliance matters and business initiatives of the Adviser.

In preparation for the May 23, 2019 meeting, the Adviser provided the Trustees with extensive materials that were relevant to the Trustees' consideration of the Investment Advisory Agreement, including a Section 15(c) report and related materials prepared by Broadridge Financial Solutions using Morningstar and Lipper data comparing advisory fees, other expenses and the performance of each Fund against various metrics, including (1) a peer group of funds consisting of the Fund and similar open-end funds in the same Morningstar category with similar operating structures and asset sizes as such Fund (the Expense Group); (2) with respect to fee comparisons, each Fund's Morningstar category; and (3) with respect to performance assessments, a universe of funds with the same investment classification or category as the Fund regardless of asset size or distribution type (the Performance Universe). The Board was also provided with the Adviser's narrative responses to the Section 15(c) request submitted by the Trust's legal counsel on behalf of the Trustees providing information about the Adviser's business and operations, financial condition, trading policies, personnel and compliance program. The Board also reviewed a memorandum prepared by the Trust's legal counsel regarding the Board's responsibilities in evaluating the Investment Advisory Agreement.

2019 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

As part of their discussion at the May 23 meeting, the Independent Trustees discussed the materials and the proposed renewal of the Investment Advisory Agreement in executive session with legal counsel present, but with no representatives of the Adviser present. In reaching their decision to renew the Investment Advisory Agreement with the Adviser, the Trustees considered all factors they believed to be relevant, including the factors below, and made the following conclusions. In their deliberations, the Trustees did not identify any single factor as determinative.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the Adviser's services provided to the Funds, the Trustees noted each Fund's performance record, as discussed in more detail below under "Investment Performance." The Trustees considered the Adviser's experience as an investment adviser since 1931 and its consistent investment process, the investments it has made in the advisory business that benefit the Funds, including the hiring of new personnel and investments in technology, and the services it would continue to provide the Funds and their shareholders under the Investment Advisory Agreement. The Trustees considered the Adviser's disciplined investment decision-making process, including its emphasis on companies located in the Upper Midwest and the analysis performed to identify companies with sustainable long-term growth. The Trustees also took into account the Adviser's distribution strategy, risk management system and compliance program. The Trustees considered administrative services provided by the Adviser under the Investment Advisory Agreement, such as the provision of office space and personnel, operational support, compliance services, financial reporting services, service provider oversight and general fund management. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement.

Investment Performance

In reviewing each Fund's performance, the Trustees considered the information provided in connection with the May 23, 2019 Board meeting, noting that they also receive detailed performance information at each regular Board meeting during the year as well as an in-depth review of prior year performance and risk metrics for the Funds at the first quarter meeting. At the May 23, 2019 meeting, the Trustees considered the investment results for each Fund compared to (1) the Fund's Expense Group; (2) the Fund's Performance Universe; and (3) each Fund's respective benchmark index for the applicable periods ended December 31, 2018. The Board considered management's discussion of the factors contributing to differences in performance as compared to each Fund's benchmark index and peer group, including differences in investment strategies and risks.

The Trustees noted that the performance of the Growth Fund was in the first (highest) or second quintile of the Expense Group and Performance Universe and had slightly exceeded the benchmark index return for the one-year period. While the Fund had underperformed the index and had periods of underperformance against the Expense Group and Performance Universe average over longer time periods, the Trustees noted that the Fund has had good annualized performance for the 10-year and since-inception (1958) periods, and has performed as the Adviser has expected in the current market cycle. The Board noted that the Adviser's investment strategy and portfolio risk management techniques can cause the Fund's performance to vary from the S&P 500, particularly over the short to intermediate term.

The Trustees noted that the Balanced Fund's performance was in the first (highest) quintile of the Expense Group and the Performance Universe over almost all time periods, slightly exceeded the composite index for the three-year and ten-year periods and trailed the index for the one-year and five-year periods. The Trustees observed that the Balanced Fund has had good annualized performance for the 10-year period and for the since-inception period, beginning in 1961.

The Trustees noted that the Small Cap Fund's performance was in the first (highest) quintile of the Expense Group and the Performance Universe for all time periods and outperformed its benchmark index for the one-year and since-inception (2011) periods and underperformed its benchmark index for the three-year and five-year periods.

2019 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

The Trustees observed that while the Funds have had periods of underperformance, the Funds have had good absolute performance over longer time periods and each Fund's relative performance against the respective benchmark index has improved in the past year. The Trustees believe that the Adviser's long-term philosophy of investing in strong, predominantly Upper Midwest companies with favorable long-term growth potential should produce positive results for shareholders in the long-term. The Trustees concluded, in the context of their full deliberations, that the Funds' performance results were sufficient to support the renewal of the Investment Advisory Agreement.

Management Fees and Expenses

In evaluating the level of the management fees paid to the Adviser, the Trustees considered both the amount of the fees and the overall expenses of each Fund compared to (1) the Morningstar category and (2) the smaller Expense Group. The Trustees noted that the net management fee paid to the Adviser by the Growth Fund was slightly above the Large Blend Morningstar category median and below the Expense Group median. The Trustees noted that the management fee for the Balanced Fund was above the median fee for its Morningstar category (50% to 70% Equity) and above the Expense Group median. However, the Trustees noted that the Growth Fund's and Balanced Fund's total expense ratios were below the median total expense ratios of funds in their respective Morningstar category and Expense Group. With respect to the Small Cap Fund, the Trustees noted that the management fee was above the Small Blend Morningstar category median and the Expense Group median but the Fund's total expense ratio was below the Expense Group median and the Morningstar category median.

The Trustees then reviewed the fees the Adviser charges its non-mutual fund advisory clients, including retirement accounts, other institutional clients and individuals (Advisory Clients) with investment objectives similar to those of the Growth Fund and Balanced Fund. The Adviser provided the Trustees with information about the fee schedule for Advisory Clients and discussed the differences in the scope of services provided to its Advisory Clients compared with the scope of those it provides to the Funds. In addition, the Trustees reviewed the investment advisory fee charged to an institutional client of the Adviser for sub-advisory services in the small-cap mandate. The Trustees noted that the Adviser provides certain resources and services to the Funds that are not provided to Advisory Clients and the sub-advised account, and the level of risk assumed by the Adviser for the Small Cap Fund is greater than for the sub-advised account. In addition, the level of investment decision-making is generally higher with respect to the Funds because cash flows result in purchase and sale decisions made by the Adviser almost every trading day. Having considered all of these factors, the Trustees concluded that each Fund's management fee is fair and reasonable for the services provided.

Costs of Services Provided and Profitability to the Adviser

The Trustees reviewed information regarding the Adviser's profitability from its relationship with the Growth, Balanced and Small Cap Funds over the past two calendar years. The Trustees reviewed the Adviser's financial assumptions and methods of expense allocation used. The Trustees reaffirmed their belief that the Adviser should be entitled to earn a reasonable level of profit for the services it provides to the Funds. Based on their review, the Trustees concluded that the Adviser's level of profitability from its relationship with each Fund is reasonable. The Trustees also reviewed the Adviser's financial condition and determined it to be sound.

Other Benefits

The Trustees considered the benefits to the Adviser from soft dollar arrangements whereby the Adviser receives proprietary and third-party investment research services from broker-dealers that execute the Funds' purchases and sales of securities. The Trustees considered that the research services received from broker-dealers are used to service all accounts that invest in equity securities and that the Adviser's Advisory Clients benefit from access to and research obtained from brokers executing trades on behalf of the Funds. While difficult to measure, the Trustees concluded that the benefits the Adviser receives are fairly modest, given the Funds' relatively low portfolio

2019 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

turnover rates and the research capability that the Adviser itself maintains. The Trustees noted that the Adviser derives reputational benefits from its association with the Funds as well. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Economies of Scale

The Trustees reviewed the extent to which economies of scale may be realized as the Funds increase in size. The Trustees considered the asset levels in each of the Funds. In order to provide an "economies of scale" benefit to shareholders of the Growth Fund, the Adviser previously had established a breakpoint at the $2.5 billion asset level under the Investment Advisory Agreement for the Growth Fund. The breakpoint reduces the management fee applicable to assets managed in excess of $2.5 billion from 0.60% to 0.50%. The Trustees reaffirmed their conclusion that establishing this breakpoint at $2.5 billion forms a reasonable basis for having management fee levels reflect economies of scale for the benefit of Growth Fund shareholders. The Trustees agreed with the Adviser's view that the consideration of establishing a breakpoint at certain asset levels would be an appropriate way for the Adviser to share its economies of scale at some point in the future, in the event that the Balanced Fund and Small Cap Fund increase in size. The Trustees considered the Adviser's commitment to consider such a breakpoint for each Fund in the future. Considering their current level of assets, the Trustees concluded that the absence of breakpoints in the management fee for the Balanced Fund and Small Cap Fund is reasonable at this time.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements, trade confirmation statements and shareholder reports online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce your Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact Shareholder Servicing at (800) 304-7404 or visit www.mairsandpower.com to sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

PRIVACY POLICY NOTICE (unaudited) (continued)

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We provide a notice annually describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs & Power Funds Trust
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1)         Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to previous Form N-CSR filing, filed August 31, 2018.

(2)         Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibit 99.CERT to this form.

(3)         Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 99.906CERT to this form.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	8/30/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	8/30/19

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	8/30/19

* Print the name and title of each signing officer under his or her signature.

3